EXHIBIT 10.1

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (the "Agreement") is entered into as of the 20th day of January, 2011, by and between 0875505 B.C. Ltd., a British Columbia corporation (“SELLER”) and A & J Venture Capital Group, Inc. ("Buyer") with respect to the following:

R E C I T A L S

WHEREAS, Seller holds all right, title and interest in the assets set forth on Schedule A hereto (the “Assets”) commonly referred to as Adiri Assets;

WHEREAS, Buyer desires to purchase from Seller and Seller desires to sell to Buyer for the amount of the Purchase Price, as defined herein, all of Seller’s right, title, and interest in the Assets (the “Acquisition”);

WHEREAS, Buyer and Seller desire to enter into this Agreement to effect the Acquisition;

WHEREAS, in connection with the Acquisition, Buyer and Sellers desire to make certain representations, warranties, covenants and other agreements.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements hereinafter set forth, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and upon the terms and subject to the conditions hereinafter set forth, Buyer and Seller hereby agree as follows:

1.           SALE AND PURCHASE OF ASSETS.

1.1     Sale of Assets. On the terms and subject to the conditions of this Agreement and for the Purchase Price set forth herein, Seller hereby agrees at the Closing (as defined below) to sell, convey, assign, transfer and deliver to Buyer, and Buyer hereby agrees to purchase and acquire from Seller, all of Seller’s rights, title and interest in the Assets, free and clear of any debts or encumbrances, except as provided for in Schedule “B”. Seller represents and warrants to Buyer that it has expended no less than US$1,500,000 in acquiring or developing these assets and the parties hereto agree that the value of these assets is no less than $1,500,000.  In addition, Buyer will also receive all cash on hand of Seller, which shall be no less than $100,000, at time of Closing.

1.2     Purchase Price. Subject to the terms and conditions of this Agreement, and in full consideration for the Assets, Buyer shall deliver to Seller at the Closing 35,000,000 shares of the Buyer’s common stock, par value $.001, in restricted form.

1.4           Closing.

1.4.1           Closing Date.  The closing of the purchase and sale of the Assets (the "Closing") shall take place on ___________ ___, 2011 at Buyer’s place of business, or at such place, date and time as Buyer and Seller may agree in writing (the "Closing Date").

1.4.2           Seller’s Deliveries at Closing.  At the Closing, Seller shall deliver, or cause to be delivered, to Buyer at the Seller’s sole cost, in the manner and form, and to the locations, reasonably specified by Buyer:

(a)           An executed Bill of Sale (the "Bill of Sale") for the Assets substantially in the form of Exhibit C;

(b)           Certified resolutions of Seller authorizing consummation of the transactions contemplated by this Agreement; and

(c)           Such other duly executed, good and sufficient instruments of sale, conveyance, assignment or transfer, in form and substance reasonably acceptable to Buyer's counsel, executed by Seller, reasonably necessary so as to vest in Buyer good and valid title in and to the  acquired Assets (including, with respect to any Assets located or to be located in any jurisdiction, one or more bills of sale or similar conveyance documents as may be required under the law of the applicable jurisdiction to validly convey, assign, and transfer such Assets.)

(d)           Simultaneously with such deliveries, Seller shall take such steps as are necessary to put Buyer in actual possession and control of the Assets.

1.4.3           Buyer's Deliveries at Closing.  At the Closing, Buyer shall deliver or cause to be delivered to Sellers the Purchase Price against delivery of the items specified in Section 1.4.2. Specifically, with regard to the Shares to be issued:

(a)           Seller understands that the Shares have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Seller’s representations as expressed herein.  Seller understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Seller must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.  Seller acknowledges that Buyer has no obligation to register or qualify the Shares for resale.  Seller further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to Buyer which are outside of Seller’s control, and which Buyer is under no obligation and may not be able to satisfy.

(b)           Seller further understands that the Shares and any securities issued in respect of or in exchange for the Shares, will bear the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

1.5           Post-Closing Obligations.

1.5.1           Name Change and other Corporate Changes.  Buyer will use its best effort to cause its name to be changed to “Reliabrand Inc.”, implement its previously approved reverse stock split and cause its Articles of Incorporation to be amended, all as more particularly described in Buyer’s Preliminary 14C as filed with the Securities and Exchange Commission on November 19, 2010.  All Shares to be issued hereunder shall be post-split shares after the implementation of the hundred-for-one reverse stock split.

2.           REPRESENTATIONS AND WARRANTIES OF SELLER.

Seller hereby represents and warrants to Buyer as follows.

2.1           Organization. Seller is duly organized, validly existing and in good standing under the laws of British Columbia, Canada. Seller has all requisite power to own and use the properties owned and used by it and to carry on its business as currently conducted.  Seller has delivered a true, correct and complete copy of its Articles of Incorporation, as amended to date and in full force and effect on the date hereof, or of any other document legally governing the operation of its business, to Buyer. The operations now being conducted by Seller relating to its business or the Assets have not now and have never been conducted under any other name. Seller is not in violation of any of the provisions of its Articles of Incorporation or other governing document.

2.2           Authorization. Seller has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of Seller, and no further action is required on the part of Seller or its stockholders, if any, to approve, adopt or authorize this Agreement, or any of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Seller and, assuming the due authorization, execution and delivery by Buyer, constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

2.3           Noncontravention.

(a)           The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, (i) conflict with any provision of Seller’s Articles of Incorporation or other governing document, (ii) conflict with, or result in (with or without notice or lapse of time or both) any violation of, or default under, or give rise to a right of termination, cancellation, modification or acceleration of any obligation or loss of any benefit (any such event, a "Conflict") under  any material contract to which Seller is a party or applicable to Seller or to the Assets, or (iii) violate any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Seller’s business or the Assets.

(b)           The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, does not require any notice under any existing contract of Seller.

2.4           Consents.  No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any governmental entity or any third party is required by, or with respect to, Seller in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

2.5           Absence of Certain Changes or Events. As of the date hereof, there has not been, occurred or arisen:

(a)           The commencement, settlement or notice, or, to Seller’s knowledge, threat, of any lawsuit, proceeding or other investigation against Seller related to its business or the Assets, or any reasonable basis for any of the foregoing;

(b)           Waiver or release of any right or claim of Seller related to Seller’s business or the Assets;

2.6           Brokers' and Finders' Fees.  Buyer has no liability or obligation to pay any fees or commissions to any broker or finder with respect to the transactions contemplated hereby for which Buyer could become liable or obligated. Seller will indemnify and hold Buyer harmless against all claims for brokers'  finders' fees made or asserted by any party claiming to have been employed by Seller or any shareholder, director, officer, employee or agent of Seller and all costs and expenses (including the reasonable fees of counsel) of investigating and defending such claims.

2.7           Compliance with Laws. Seller is in compliance with all applicable foreign, federal, state or local statutes, laws and regulations with respect to the conduct or operation of Seller’s business and the Assets.

2.8           Title to Property; Condition of Property; Absence of Liens. Seller has good and valid title to, and is the true and lawful owner of, the Assets and has all necessary power and authority to transfer the Assets to Buyer free and clear of all liens, pledges, charges, mortgages, easements, security interests, equities, rights of way, covenants, restrictions, claims or other encumbrance of any kind whatsoever (any of which, a “Lien”), other than Liens for taxes not yet due and payables. The Assets are in good operating condition and repair, normal wear and tear excepted, and are otherwise suitable for the conduct of Seller’s business as it is currently conducted.

2.9           Restrictions on Business Activities. There is no agreement (not to compete or otherwise), commitment, judgment, injunction, order or decree relating to Seller’s business or the Assets or otherwise binding upon Seller’s business or the Assets which has or may have the effect of prohibiting or impairing any practice of Seller’s business, or any acquisition of property by Buyer in connection with the operation or use of the Assets.  Seller has not entered into nor is bound by any agreement which places any restrictions upon Seller, or which, after the Closing, would place any restrictions upon Buyer, with respect to selling or providing services to customers or potential customers or any class of customers, in any geographic area, during any period of time or in any segment of the market.

2.10           Absence of Powers of Attorney.  There are no outstanding powers of attorney executed on behalf of Seller affecting Seller’s business or the Assets.

2.11           Bulk Transfer Laws. There are no current or past creditors of Seller to whom any law, rule or regulation requires the delivery of notice or from whom any form of consent is required in conjunction with undertaking the transactions contemplated by this Agreement.

2.12           Complete Copies of Materials. Seller has delivered true and complete copies of each existing document that has been requested by Buyer or its counsel in connection with this Agreement or the transactions contemplated hereby.

2.13           Representations Complete.  To the knowledge of Seller, none of the representations or warranties made by Seller, nor any statement made in any Exhibit, schedule, certificate or instrument furnished by Seller pursuant to this Agreement contains any untrue statement of a material fact, or omits to state any material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which made, not misleading.

2.14           Confidentiality, Non Competition.  Seller acknowledge that: (i) the business of Buyer and Seller is intensely competitive and that Seller possess knowledge of confidential information of Seller, including, but not limited to, the manner in which services are performed or offered to be performed for customers, the service needs of actual or prospective customers, pricing information, information concerning the creation, acquisition or disposition of products and services, personnel information and other trade secrets, in each case to the extent not available from public sources or already in the public domain (the "Confidential Information"); (ii) the direct and indirect disclosure of any such Confidential Information would place Buyer at a competitive disadvantage and would do damage, monetary or otherwise, to Buyer's business; (iii) the Confidential Information constitutes a trade secret of Seller that is being acquired by Buyer; (iv) the engaging by Seller in any of the activities prohibited by this Section 2.14 may constitute improper misappropriation and/or use of such information and trade secrets; and (v) Seller agreement to this confidentiality and non-competition provision is a material inducement for Buyer to enter into its agreement to purchase the assets of Seller. Accordingly, Buyer and Seller agree as follows:

(a)           For purposes of this Section 2.14, Buyer shall be construed to include Buyer and its parents, subsidiaries and affiliates.

(b)           Seller shall not, directly or indirectly, whether individually, as a director, stockholder, owner, partner, employee, principal or agent of any business, or in any other capacity, make known, disclose, furnish, make available or utilize any of the Confidential Information, unless and until such Confidential Information shall become general public knowledge through no fault of Seller.  Seller agrees to return all Confidential Information in its possession, including all photocopies, extracts and summaries thereof, and any such information stored electronically on tapes, computer disks or in any other manner to Buyer at any time upon request by Buyer.

(c)           Seller shall not for a period of five years from and after the Closing Date, directly or indirectly, for his or its benefit or for the benefit of any other person, firm or entity, do any of the following:

(i)           Operate or participate, either directly or indirectly, whether individually, as a director, stockholder, owner, partner, employee, principal or agent, any business within one hundred miles of the principle business address of Buyer that is in “Competition” with Buyer.  For purposes of this Agreement, “Competition with Buyer” shall mean engaging in, or otherwise directly or indirectly being employed by or acting as a consultant or lender to, or being a director, officer, employee, principal, agent, stockholder, member, owner or partner of, or permitting his or its name to be used in connection with the activities of any other LIKE business or organization which competes, directly or indirectly, with the business of Buyer as the same shall be constituted as of the Closing Date.

(ii)           Solicit from any customer doing business with Seller or Buyer as of the Closing Date, business of the same or of a similar nature to the business of Seller or Buyer with such customer;

(iii)           Solicit from any known potential customer of Buyer or Seller business of the same or of a similar nature to that which has been the subject of a known written or oral bid, offer or proposal by Buyer or Seller, or of substantial preparation with a view to making such a bid, proposal or offer, within six (6) months prior to the Closing Date;

(iv)           Solicit the employment or services of, or hire, any person who was known to be employed by or was a known consultant to Buyer or Seller as of the Closing Date or within six (6) months prior thereto; or

(v)           Otherwise interfere with the business or accounts of Buyer from and after the Closing Date.

(d)           Seller acknowledges that the foregoing non-competition agreement is of a special and unique character, which gives this Agreement a peculiar value to Buyer, the loss of which may not be reasonably or adequately compensated for by damages in an action at law, and that a material breach or threatened breach by Seller of any of the provisions contained in this Section 2.14 will cause Buyer irreparable injury.  Seller therefore agree that Buyer shall be entitled, in addition to any other right or remedy, to a temporary, preliminary and permanent injunction, without the necessity of proving the inadequacy of monetary damages or the posting of any bond or security, enjoining or restraining Seller from any such violation or threatened violations.

(e)           Seller further acknowledges and agrees that due to the uniqueness of the confidential information it will possess, the covenants set forth in this Section 2.14 are reasonable and necessary for the protection of the business and goodwill of Buyer.

2.15           Seller shall be responsible and shall indemnify Buyer for any and all Sales tax, Worker’s Compensation, Liability insurance obligations and any other liabilities accrued and or/collected and owed in connection with all operations of the Seller’s business which is the subject of the asset sale herein up to noon on the closing date.

3.           REPRESENTATIONS AND WARRANTIES OF BUYER.

Buyer hereby represents and warrants to Seller that:

3.1           Organization. Buyer is incorporating a duly organized, validly existing and in good standing Business entity under the laws of Nevada.  Buyer has all requisite power to own and use the properties owned and used by said entity and to carry on its business as currently conducted. Buyer is not in violation of any of the provisions of its Articles of Incorporation or other governing document. Buyer has full authority to bind said business entity and shall personally guarantee any and all agreements made in advance of the formal creation of said entity.

3.2           Authorization. Buyer has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of Buyer, and no further action is required on the part of Buyer or its stockholders, if any, to approve, adopt or authorize this Agreement, or any of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Buyer and, assuming the due authorization, execution and delivery by Seller, constitutes a valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

3.3           Non-contravention.

(a)           The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, (i) conflict with any provision of Buyer’s Articles of Incorporation or other governing document, (ii) conflict with, or result in (with or without notice or lapse of time or both) any violation of, or default under, or give rise to a right of termination, cancellation, modification or acceleration of any obligation or loss of any benefit (any such event, a "Conflict") under  any material contract to which Buyer is a party or applicable to Buyer, or (iii) violate any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Buyer’s business.

(b)           The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, does not require any notice under any existing contract of Buyer.

3.4           Consents.  No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any governmental entity or any third party is required by, or with respect to, Buyer in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

4.           COVENANTS AND AGREEMENTS

4.1           Conduct of Seller Prior to the Closing. Between the date of this Agreement and the Closing, unless otherwise agreed in writing by Buyer, Seller will not enter into any contract or agreement relating to the Assets.

4.2           Notice of Certain Events. Buyer and Seller shall give prompt notice to the other of: (a) the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which is likely to cause any representation or warranty of such party contained in this Agreement to be untrue or inaccurate at or prior to the Closing, and (b) any failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder. Notwithstanding anything in the immediately preceding sentence to the contrary, the delivery of any notice pursuant to this Section 4.2 shall not (i) limit or otherwise affect any remedies available to the party receiving such notice or (ii) constitute an acknowledgment or admission of a breach of this Agreement. No disclosure by any party pursuant to this Section 4.2 shall be deemed to prevent or cure any misrepresentation, breach of warranty or breach of covenant.

4.3           Reasonable Efforts. Subject to the terms and conditions provided in this Agreement, the parties shall use commercially reasonable efforts to promptly take, or cause to be taken, all actions, and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and effectuate the transactions contemplated  hereby, to obtain all necessary waivers, consents and approvals and to effect all necessary registrations and filings and to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and effectuate the transactions contemplated by this Agreement for the purpose of securing to the parties hereto the benefits contemplated by this Agreement.

4.4           Additional Documents, Further Assurances and Cooperation; Power of Attorney.

(a)           Each party, at the request of the other party, shall execute and deliver such other instruments and do and perform such other acts and things as may be reasonably necessary to effect the consummation of this Agreement and the transactions contemplated hereby.  After the Closing, each party will use its reasonable efforts to cooperate to execute such applications, specifications, oaths, assignments and other instruments, and take such other reasonable actions, which are necessary to apply for or perfect the other party's interest (i) in the case of Sellers, in the Purchase Price and (ii) in the case of Buyer, in the Assets.

(b)           Effective at the Closing, Seller hereby constitutes and appoints Buyer the true and lawful attorney of Seller, with full power of substitution, in the name of Seller or Buyer, but on behalf of and for the benefit of Buyer and at Seller’s cost and expense: (i) to demand and receive from time to time any and all of the Assets and to make endorsements and give receipts and releases for and in respect of the same and any part thereof; (ii) to institute, prosecute and settle any and all actions or proceedings that Buyer may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the Assets; (iii) to defend or settle any or all actions proceedings in respect of any of the Assets; and (iv) to do all such acts and things in relation to the matters set forth in the preceding clauses (i) through (iii) as Buyer shall deem necessary or desirable. Seller hereby acknowledges that the appointment hereby made and the powers hereby granted are coupled with an interest and are not and shall not be revocable by it in any manner or for any reason. Seller shall deliver to Buyer at the Closing an acknowledged power of attorney to the foregoing effect executed by Seller.

4.5           Transfer Taxes. Buyer shall each pay 100% of the Transfer Taxes imposed or levied by reason of, in connection with or attributable to, this Agreement or the transactions contemplated hereby. Buyer will remit the Transfer Taxes to Seller upon the later to occur of the Closing or the mutual determination of the amount of Transfer Taxes due and payable in connection with or attributable to, this Agreement or the transactions contemplated hereby. The parties shall cooperate with each other to the extent reasonably requested and legally permitted to minimize any such Transfer Taxes.  As used herein, "Transfer Taxes" shall mean all sales, use, value-added, gross receipts, excise, registration, stamp, duty, transfer and other similar taxes and governmental fees.

5.           CONDITIONS TO THE CLOSING

5.1           Conditions to Each Party's Obligation. The respective obligations of Buyer and Seller to effect the Acquisition shall be subject to the satisfaction at or prior to the Closing of the following conditions:

(a)           No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Acquisition shall be in effect, nor shall any proceeding brought by an administrative agency or commission or other governmental entity seeking any of the foregoing be pending.

(b)           No Order. No governmental entity shall have enacted, issued, promulgated, enforced or enacted any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Acquisition or the other transactions  contemplated by this Agreement illegal or otherwise prohibit the consummation of any of the foregoing.

(c)           Authority Relating to this Agreement.  All corporate and other proceedings required to be taken by or on behalf of Buyer and Seller to authorize the execution, delivery and carrying out of this Agreement and to sell, transfer and deliver the Assets to Buyer and to purchase and accept the Assets from Seller in accordance with this Agreement shall have been duly and properly taken.

(d)           Consents.  Seller and Buyer shall have received all permits and authorizations necessary for the execution of this Agreement, the transfer of the Assets to Buyer, and the consummation of the transactions contemplated by this Agreement.

5.2           Condition to Buyer's Obligation. The obligation of Buyer to effect the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived, in writing, exclusively by Buyer:

(a)           Representations and Warranties. The representations and warranties of Seller in this Agreement shall have been true and correct on the date of this Agreement and shall have been true and correct in all material respects on and as of the Closing.

(b)           Covenants. Seller shall have performed and complied in all material respects with all covenants and obligations under this Agreement required to be performed and complied with by Seller as of or prior to the Closing.

(c)           Litigation. There shall be no material action, suit, proceeding, arbitration, or governmental or regulatory investigation or audit of any nature pending or threatened against (i) Seller, its properties or any of its officers or directors arising out of, or in any way connected with, the transactions contemplated hereby, or (ii) Seller’s business or Assets.

(d)           Third Party Consents. Buyer shall have received all consents, waivers, approvals, and assignments necessary to effect the Acquisition.

(e)           Delivery of Records.  Buyer’s inspection of, and reasonable satisfaction with, the assets, financial and other records, contracts, and leases of the business which shall promptly be made available for Buyer’s inspection.

(f)           Release of Liens. Buyer shall have received from Seller a duly and validly executed copy of all agreements, instruments, certificates and other documents, in form and substance reasonably satisfactory to Buyer, that are necessary or appropriate to evidence the release of all Liens, if any, on the Assets.

(g)      No Material Adverse Effect. There shall not have occurred any event or condition of any character that has had or is reasonably likely to have a Material Adverse Effect. "Material Adverse Effect" shall mean any change, event or effect that has been or is reasonably expected to be materially adverse  to (i) the Assets, (ii) the Seller’s business or its condition (financial or otherwise) or operations, or (iii) the Seller’s ability to consummate the transactions contemplated hereby.

(h)      Certificate of Seller. Buyer shall have received a certificate, validly executed by an executive officer of Seller for and on its behalf, to the effect that:

(i)           All representations and warranties made by Seller in this Agreement were true and correct on the date of this Agreement and are true and correct in all material respects on and as of the Closing.

(ii)           All covenants and obligations under this Agreement to be performed or complied with by Seller on or prior to the Closing have been so performed or complied with in all material respects; and

(iii)           The conditions to the obligations of Buyer set forth in this Section 5.2 have been satisfied (unless otherwise waived in accordance with the terms of this Agreement).

5.3           Condition to Seller’s Obligation. The obligation of Seller to effect the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived, in writing, exclusively by Seller:

(a)           Representations and Warranties. The representations and warranties of Buyer in this Agreement shall have been true and correct on the date of this Agreement and shall have been true and correct in all material respects on and as of the Closing.

(b)           Covenants. Buyer shall have performed and complied in all material respects with all covenants and obligations under this Agreement required to be performed and complied with by Buyer as of or prior to the Closing.

(c)           Certificate of Buyer. Seller shall have received a certificate, validly executed by an executive officer of Buyer for and on its behalf, to the effect that:

(i)           All representations and warranties made by Buyer in this Agreement were true and correct on the date of this Agreement and are true and correct in all material respects on and as of the Closing.

(ii)           All covenants and obligations under this Agreement to be performed or complied with by Buyer on or prior to the Closing have been so performed or complied with in all material respects; and

(iii)           The conditions to the obligations of Seller set forth in this Section 5.3 have been satisfied (unless otherwise waived in accordance with the terms of this Agreement).

6.           INDEMNIFICATION

6.1           Indemnification. Seller agrees to indemnify and hold the Buyer harmless against all losses incurred, accrued or sustained by the Buyer, directly or indirectly, as a result of (a) any breach of a representation or warranty of Seller contained in this Agreement or in any certificate, instrument, or other document delivered pursuant to this Agreement, (b) any failure by Seller to perform or comply with any covenant applicable to it contained in this Agreement, or (c) Seller’s failure to deliver to Buyer any of the Assets.

7.           TERMINATION, AMENDMENT AND WAIVER

7.1           Termination.  In accordance with the procedure set forth in Section 7.2, this Agreement may be terminated and the Acquisition abandoned at any time prior to the Closing:

(a)           By the mutual written agreement of the parties;

(b)           By Buyer, if it is not in material breach of its obligations under this Agreement and there has been a breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of Seller or if any of the conditions to closing applicable to Buyer have not been satisfied as of the Closing Date; or

(c)           By Seller, if it is not in material breach of its obligations under this Agreement and there has been a breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of Buyer or if any of the conditions to closing applicable to Seller have not been satisfied as of the Closing Date.

7.2           Procedure for and Effect of Termination.

(a)           In the event of the termination of this Agreement by any of the parties in accordance with Section 7.1, written notice to the non-terminating party shall be given by the terminating party in accordance with Section 8.1.

(b)           In the event of the termination of this Agreement as provided in Section 7.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Buyer or Seller, or their respective officers, directors or stockholders, provided that each Party shall remain liable for any fraud, intentional misrepresentation or willful or intentional breach of this Agreement prior to its termination, and provided further that in the event of a termination of this Agreement for any reason other than the default of Buyer, Seller shall remain obligated for the return of the deposit provided by Buyer pursuant to Paragraph 1.2 above.

7.3           Amendment. This Agreement may be amended by the parties only by the execution and delivery of an instrument in writing signed on behalf of both parties.

7.4           Extension; Waiver. At any time prior to the Closing, Buyer, on the one hand, and Seller, on the other hand, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations of the other party, (b) waive any inaccuracies in the representations or warranties made to such party contained herein or in any certificate, instrument or other document delivered pursuant the this Agreement, on or prior to the Closing Date, (c) waive compliance with any of the agreements or conditions for the benefit of such party contained herein and (d) waive any conditions to the Closing contained herein. No such waiver shall operate as a waiver of any further or other inaccuracies or breaches. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in a written instrument and signed and delivered on behalf of such party.

8.           MISCELLANEOUS

8.1           Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by pre-paid overnight or same-day commercial messenger or courier service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of complete transmission) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)           if to Buyer, to:

A & J VENTURE CAPITAL GROUP, INC.
Attn: Antal Markus, CEO
23890 Copper Hill Drive #206

With a copy to (which shall not constitute notice):

Claudia J. McDowell, Esq.
McDowell Odom LLP
28212 Kelly Johnson Parkway Suite 110
Valencia CA 91355

(b)	if to Seller, to: 0875505 B.C. LTD. Attn: Gerry Dalen and Chris Kutschera 1659 Lindsay Drive, Kelowna B.C. V1V 2P7

All such notices, requests and other communications will (a) if delivered personally to the address as provided in this Section 8.1, be deemed given upon delivery, (b) if delivered by facsimile transmission to the facsimile number as provided for in this Section 8.1, be deemed given upon facsimile confirmation, and (c) if delivered by messenger or courier to the address as provided in this Section 8.1, be deemed given on the earlier of the first business day following the date sent by such messenger or courier or upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice is to be delivered pursuant to this Section 8.1). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

8.2           Entire Agreement. This Agreement, the Exhibits and the documents and instruments and other agreements among the parties referenced herein or therein constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof.

8.3           No Third Party Beneficiaries. This Agreement is solely for the benefit of (a) Buyer and its successors and permitted assigns with respect to the obligations of Seller under this Agreement and (b) Seller and their successors and permitted assigns with respect to the obligations of Buyer under this Agreement. This Agreement shall not be deemed to confer upon or give to any other third party any remedy, claim, right to reimbursement, cause of action or other right, unless expressly provided for in this Agreement.

8.4           Headings. The headings and table of contents used in this Agreement have been inserted for convenience of reference only and do not define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provision of, or scope or intent of, this Agreement nor in any way effect this Agreement.

8.5           Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

8.6           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to the conflict of law provisions thereof. If a dispute arises with respect to this Agreement, or otherwise between the parties, each party agrees to attempt to resolve the dispute first by mediation and thereafter by arbitration before a single arbitrator in accordance with the rules of JAMS/Endispute.  Any mediation or arbitration shall take place in Las Vegas, Nevada unless the parties otherwise agree in writing. In any arbitration, the arbitrator shall have the right to award reasonably incurred attorneys' fees and expenses relating to the dispute to the prevailing party.

8.7           Consent to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of any Nevada state court, or Federal court of the United States of America, sitting in Clark County, Nevada, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto.

8.8           Waiver of Jury Trial. EACH OF BUYER AND SELLER HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION,  ROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT  OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF BUYER OR SELLERS IN THE NEGOTIATION,  ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF, INCLUDING THE REPUDIATION OF THIS AGREEMENT.

8.9           Assignment. No party may assign or delegate either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party. Subject to the immediately preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

8.10           Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party, it being understood that all Parties need not sign the same counterpart.

8.11           Fees and Expenses. Subject to Section 6.1 all fees, costs and expenses incurred by a party in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs and expenses, including fees, costs and expenses of any broker, finder, attorney or other similar agent.

8.12           Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

8.13           Exhibits and Schedules. The Exhibits and Schedules to this Agreement form an integral part of this Agreement and are hereby incorporated by reference into this Agreement wherever reference is made to them to the same extent as if they were set out in full.

8.14           Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Seller:

0875505 B.C. LTD.

By: /s/  Gerry Dalen
Gerry Dalen, __________________

By: /s/  Chris Kutschera
Chris Kutschera,   Jan 20th 2011

Buyer:

A& J VENTURE CAPITAL GROUP, INC.

By: /s/ Antal Markus
Antal Markus, CEO

SCHEDULE “A”

ASSETS BEING ACQUIRED

1.           $6000 worth of Baby Pacifiers purchased from HSM Idea TV.
2.           $100,000 product development contract with PlastiPure Incorporated.
3.           $30,000 interest bearing note with Water Geeks Laboratories Inc.
4.           $100,000 cash held on account.
5.           $8159.20 resins purchased from PlastiPure Incorporated.
6.           All Patents and Trademarks listed on the following 7 pages named Schedule “A”.

SCHEDULE A

(Patents and Tademarks)

ADIRI, INC. PATENTS

Docket Number	Country	App. Number	Patent No.	Title
ADI-D101	US	29/782,232	D576735	Petal Vent for a Baby Bottle
ADI-D102	US	29/322,723	n/a	Baby Bottle

Utility patent matters
AD1-10231-36811	US	07/814,565	5,690,679	Infant Feeding Container
ADI-10231-36811-IP	US	08/974,718	5,993,479	Infant Feeding Container
ADI-10231-36811- 1 P-PCT	PCT	PCT/US99/05611	n a	Infant Feeding Container
ADI-10231-36811- 1 P-CA	CA	2,367,458	n/a	Infant Feeding Container
ADI-10231-3681 1- 1 P-EP	EP	99 912 528.9	n/a	Infant Feeding Container
n/a	US	09/410,906	6,343,704	Infant Feeding Nipple
ADI-P101	US	11/539,572	7,600,647	Infant Feeding Container
AD1-P101-PCT	PCT	PCT/US07/80123	n/a	Infant Feeding Container
ADI-P101-A U	AU	2007307939	n/a	Infant Feeding Container
ADI-P101-BR	BR	awaiting receipt	n/a	Infant Feeding Container
ADI-P101-CA	Canda	awaiting receipt	n/a	Infant Feeding Container
AD1-P101-CN	CN	200780037457.80	n/a	Infant Feeding Container
ADI-P101-CO	CO	n/a	n/a	Infant Feeding Container
ADI-P101-EP	EP	7843629.2	n/a	Infant Feeding Container
ADI-P101-IL	IL	197919	n/a	Infant Feeding Container
ADI-P101-KR	KR	2009-7008983	n/a	Infant Feeding Container

AD1-P101-NZ	NZ	576475	lila	Infant Feeding Container
ADI-P101-RU	RU	2009117186	n/a	Infant Feeding Container
ADI-P101-ZA	ZA	2009/02878	n/a	Infant Feeding Container
ADI-P101-1C	US	12/572,470	n/a	Infant Feeding Container
ADI-P102	US	12/478,695	n/a	Modular and Natural Infant Feeding Container
ADI-P 103	US	12/478,698	n/a	Cap for Sealing Nipple

BREASTBOTTLE	United States	Adiri, Inc.	Registered	75/660,698	3/15/1999	2.451.718	5/15/2001
BREASTBOTTLE	United States	Adiri, Inc.	Registered	75/660,698	3/15/1999	2.451.718	5/15/2001
BREASTBOTTLE	United States	Adiri, Inc.	Registered	75/660,698	3/15/1999	2.451.718	5/15/2001
ADIRI	Israel	Adiri, Inc.	Registered	196190	12/18/2006	196190	6/3/2008
BREASTBOTTLE	United States	Adiri, Inc.	Registered	75/660,698	3/15/1999	2.451.718	5/15/2001
ADIRI (LG: Simplified and Traditional Chinese series mark)	Hong Kong	Adiri, Inc.	Registered	301239390	11/13/2008	301239190	11/13/2008
BREASTROTTLE	United States	Adiri, Inc.	Registered	75/660,698	3/15/1999	2.451.718	5/15/2001
BREASTBOTTLE	United States	Adiri, Inc.	Registered	75/660,698	3/15/1999	2.451,718	5/15/2001
ADIRI	International Registration	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	1/5/2007
ADIRI NATURAL NURSER	International Registration	Adiri, Inc.	Registered - IR	0912112	1/5/2007	912112	1/5/2007
ADIRI	United States	Adiri, Inc.	Registered	78/980,496	7/7/2006	3.518.525	10/14/2008
ADIRI NATURAL NURSER	United States	Adiri, Inc.	Registered	78/980,507	7/7/2006	3.518.529	10/14/2008
NATURAL NURSER	United States	Adiri, Inc.	Registered	78/980,506	7/7/2006	3,513.528	10/14/2008
ADIRI	Russian Federation	Adiri, Inc.	Registered	2005701584	1/28/2005	304063	3/31/2006
ADIRI	United States	Adiri, Inc.	Registered	78/980,496	7/7/2006	3.513.525	10/14/2008
ADIRI NATURAL NURSER	United States	Adiri, Inc.	Registered	78/980,507	7/7/2006	3.513.529	10/14/2008
NATURAL NURSER	United States	Adiri, Inc.	Registered	78/980,506	7/7/2006	3.518.528	10/14/2008
ADIRI	United States	Adiri, Inc.	Registered	78/980,496	7/7/2006	3.518.525	3/31/2006
ADIRI NATURAL NURSER	United States	Adiri, Inc.	Registered	78/980,507	7/7/2006	3,518.529	10/14/2008
NATURAL NURSER	United States	Adiri, Inc.	Registered	78/980,506	7/7/2006	3.518.528	10/14/2008
ADIRI	Russian Federation	Adiri, Inc.	Registered	2005701584	1/28/2005	304063	3/31/2006
ADIRI	United States	Adiri, Inc.	Registered	78/980,496	7/7/2006	3.518.525	10/14/2008
ADIRI NATURAL NURSER	United States	Adiri, Inc.	Registered	78/980,507	7/7/2006	3.518.529	10/14/2008
NATURAL NURSER	United States	Adiri, Inc.	Registered	78/980,506	7/7/2006	3.518,528	10/14/2008
ADIRI	Russian Federation	Adiri, Inc.	Registered	2005701584	1/28/2005	304063	3/31/2006
ADIRI	Russian Federation	Adiri, Inc.	Registered	2005701584	1/28/2005	304063	3/31/2006
ADIRI	Russian Federation	Adiri, Inc.	Registered	2005701584	1/28/2005	304063	3/31/2006
ADIRI	United States	Adiri, Inc.	Registered	78/980,496	7/7/2006	3.518.525	10/14/2008
ADIRI NATURAL NURSER	United States	Adiri, Inc.	Registered	78/980,507	7/7/2006	3.518.529	10/14/2008
NATURAL NURSER	United States	Adiri, Inc.	Registered	78/980,506	7/7/2006	3.518.528	10/14/2008
ADIRI	United States	Adiri, Inc.	Registered	78/980,496	7/7/2006	3.518.525	10/14/2008
AMRI NATURAL NURSER	United States	Adiri, Inc.	Registered	78/980,507	7/7/2006	3.518.529	10/14/2008
NATURAL NURSER	United States	Adiri, Inc.	Registered	78/980,506	7/7/2006	3.513.528	10/14/2008
ADIRI	Russian Federation	Adiri, Inc.	Registered	2005701584	1/28/2005	304063	3/31/2006
ADIRI	New Zealand	Adiri, Inc.	Registered	760896	7/7/2006	760896	7/7/2006
ADIRI	Russian Federation	Adiri, Inc.	Registered	2005701584	1/28/2005	304063	3/31/2006
ADIRI	Israel	Adiri, Inc.	Registered	196190	12/18/2006	196190	6/3/2008
ADIRI	Australia	Adiri, Inc.	Registered - IR	1166357	1/5/2007	913842	1/5/2007
ADIRI	China P.R.	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	1/5/2007
ADIRI	Community Trade Mark	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	1/5/2007
ADIRI	International Registration	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	1/5/2007

TRADEMARKS

Mark	Country	Owner	Status	Appln. No.	Appln. Date	Reg. No.	Reg. Date
ADIRI (LG: Traditional Chinese)	Taiwan	Adiri, Inc.	Pending	097052783	11/14/2008
NATURAL NURSER	Canada	Adiri, Inc.	Allowed	1329316	12/21/2006
NATURAL NURSER	Canada	Adiri, Inc.	Allowed	1329316	12/21/2006
NATURAL NURSER	Canada	Adiri, Inc.	Allowed	1329316	12/21/2006
NATURAL NURSER	Canada	Adiri, Inc.	Allowed	1329316	12/21/2006
ADIRI	Canada	Adiri, Inc.	Pending	1329437	12/22/2006
I AM ADORED	United States	Adiri, Inc.	Allowed	78/924,417	7/7/2006
ADIRI	United States	Adiri, Inc.	Allowed	78/924,400	7/7/2006
ADIRI NATURAL NURSER	United States	Adiri, Inc.	Allowed	78/924,414	7/7/2006
I AM ADORED	United States	Adiri, Inc.	Allowed	78/924,417	7/7/2006
NATURAL NURSER	United States	Adiri, Inc.	Allowed	78/924,406	7/7/2006
ADIRI	United States	Adiri, Inc.	Allowed	78/024,400	7/7/2006
ADIRI NATURAL NURSER	United States	Adiri, Inc.	Allowed	78/924,414	7/7/2006
NATURAL NURSER	United States	Adiri, Inc.	Allowed	78/924,406	7/7/2006
ADIRI NATURAL NURSER	Russian Federation	Adiri, Inc.	Pending - IR	912112	1/5/2007
ADIRI NATURAL NURSER	Russian Federation	Adiri, Inc.	Pending - IR	912112	1/5/2007
ADIRI	Canada	Adiri, Inc.	Pending	1329437	12/22/2006
ADIRI	Canada	Adiri, Inc.	Pending	1329437	12/22/2006
ADIRI	Mexico	Adiri, Inc.	Registered	$27936	1/8/2007	981815	4/24/2007
BREASTBOTTLE	United States	Adiri, Inc.	Registered	75/060,698	1 15 1999	2,451,718	5/15/2001
ADIRI NATURAL NURSER	Russian Federation	Adiri, Inc.	Pending - IR	912112	1.5.2007
ADIRI	New Zealand	Adiri, Inc.	Registered	760896	7/7/2006	760896	7/7/2006
ADIRI	South Africa	Adiri, Inc.	Published	2006/31144	12/19/2006
I AM ADORED	United States	Adiri, Inc.	Allowed	78/924,417	7/7/2006
ADIRI	United States	Adiri, Inc.	Allowed	78/924,400	7/7/2006
ADIRI NATURAL NURSER	United States	Adiri, Inc.	Allowed	78/924,414	7/7/2006
NATURAL NURSER	United States	Adiri, Inc.	Allowed	78/924,406	7/7/2006
ADIRI	Brazil	Adiri, Inc.	Published	828927596	1/8/2007
ADIRI	Colombia	Adiri, Inc.	Registered	07001144	1/5/2007	338546	8/30/2007
ADIRI (LCI: Traditional Chinese)	Taiwan	Adiri, Inc.	Pending	097052783	11/14/2008
BREASTBOTTLE	United States	Adiri, Inc.	Registered	75/660,698	3/15/1999	2,451,718	5/15/2001
ADM (L6: Simplified Chinese)	China P.R.	Adiri, Inc.	Pending	7130708	12/24/2008
I AM ADORED	United States	Adiri, Inc.	Allowed	78/924,417	7/7/2006
ADIRI	International Registration	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	1/5/2007
ADIRI NATURAL NURSER	International Registration	Adiri, Inc.	Registered - IR	0912112	1/5/2007	912112	1/5/2007
ADIRI	United States	Adiri, Inc.	Allowed	78/924,400	7/7/2006
ADIRI NATURAL NURSER	United States	Adiri, inc.	Allowed	78/924,414	7/7/2006
NATURAL NURSER	United States	Adiri, Inc.	Allowed	78/924,406	7/7/2006
BREASTBOTTLE	United States	Adiri, Inc.	Registered	75/660,698	3/15/1999	2,451,718	5/15'2001

	Trade Mark
ADIRI	International Registration	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	1/5/2007
ADIRI	Japan	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	1/5/2007
ADIRI	Korea South	Adiri. Inc.	Registered - IR	913842	1/5/2007	913342	1/5/2007
ADIRI	Russian Federation	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	1/5/2007
ADIRI	Switzerland	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	1/5/2007
ADIRI NATURAL NURSER	Community Trade Mark	Adiri, Inc.	Registered - IR	0912112	1/5/2007	912112	1/5/2007
ADIRI NATURAL NURSER	International Registration	Adiri, Inc.	Registered - IR	0912112	1/5/2007	912112	1/5/2007
ADIRI	Mexico	Adiri, Inc.	Registered	827936	1/8/2007	981815	4/24/2007
ADIRI	Israel	Adiri, Inc.	Registered	196190	12/18/2006	196190	6/3/2008
ADIRI	South Africa	Adiri, Inc.	Published	2006/31144	12/19/2006
ADIRI	Australia	Adiri, Inc.	Registered - IR	1166357	1/5/2007	913842	1/5/2007
ADIRI	China P.R.	Adiri, Inc.	Registered - IR	913842	1/5/2007	913342	1/5/2007
ADIRI	Community Trade Mark	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	1/5/2007
ADIRI	International Registration	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	1/5/2007
ADIRI	Japan	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	1/5/2007
ADIRI	Korea South	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	1/5/2007
ADIRI	Russian Federation	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	1/5/2007
ADIRI	Switzerland	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	1/5/2007
ADIRI NATURAL NURSER	Community Trade Mark	Adiri, Inc.	Registered - IR	0912112	1/5/2007	912112	1/5/2007
ADIRI NATURAL NURSER	International Registration	Adiri, Inc.	Registered - IR	0912112	1/5/2007	912112	1/5/2007
ADIRI	Mexico	Adiri, Inc	Registered	827936	1/8/2007	981815	4/24/2007
ADIRI	Mexico	Adiri, Inc.	Registered	827936	1/8/2007	981815	4/24/2007
ADIRI	Colombia	Adiri, Inc.	Registered	07001144	1/5/2007	338546	8/30/2007
ADIRI	Norway	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	9/28/2007
ADIRI	Chile	Adiri, Inc.	Registered	757486	1/4/2007	799,769	10/29/2007
ADIRI	Israel	Adiri, Inc.	Registered	196190	12/18/2006	196190	6/31/2008
ADIRI	Colombia	Adiri, Inc.	Registered	07001144	1/5/2007	338546	8/30/2007
ADIRI	Australia	Adiri, Inc.	Registered - IR	1166357	1/5/2007	913842	1/5/2007
ADIRI	China P.R.	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	1/5/2007
ADIRI	Community Trade Mark	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	1/5/2007
ADIRI	International Registration	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	1/5/2007
ADIRI	Japan	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	1/5/2007
ADIRI	Korea South	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	1/5/2007
ADIRI	Russian Federation	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	1/5/2007
ADIRI	Switzerland	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	1/5/2007
ADIRI NATURAL NURSER	Community Trade Mark	Adiri, Inc.	Registered - IR	0912112	1/5/2007	912112	1/5/2007
ADIRI NATURAL NURSER	International Registration	Adiri, Inc.	Registered - IR	0912112	1/5/2007	912112	1/5/2007
ADIRI	New Zealand	Adiri, Inc.	Registered	760896	7/7/2006	760896	7/7/2006
ADIRI	Mexico	Adiri, Inc.	Registered	827936	1/8/2007	981815	4/24/2007
ADIRI	Israel	Adiri, Inc.	Registered	196190	12/18/2006	196190	6/3/2008

ADIRI	Norway	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	9/28/2007
ADIRI	Australia	Adiri, Inc.	Registered - IR	1166357	1/5/2007	913342	1/5/2007
ADIRI	China P.R.	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	1/5/2007
ADIRI	Community Trade Mark	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	1/5/2007
ADIRI	International Registration	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	1/5/2007
ADIRI	Japan	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	1/5/2007
ADIRI	Korea South	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	1/5/2007
ADIRI	Russian Federation	Adiri, Inc.	Registered - IR	013842	1/5/2007	913842	1/5/2007
ADIRI	Switzerland	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	1/5/2007
ADIRI NATURAL NURSER	Community Trade Mark	Adiri, Inc.	Registered - IR	0912117	1/5/2007	912112	1/5/2007
ADIRI NATURAL NURSER	International Registration	Adiri, Inc.	Registered - IR	0912112	1/5/2007	912112	1/5/2007
ADIRI	New Zealand	Adiri, Inc.	Registered	760896	7/7/2006	760896	7/7/2006
ADIRI	Mexico	Adiri, Inc.	Registered	817936	1/8/2007	981815	4/24/2007
ADIRI	Chile	Adiri, Inc.	Registered	757486	1/4/2007	799,769	10/29/2007
ADIRI	Colombia	Adiri, Inc.	Registered	07001144	1/5/2007	338546	8/30/2007
ADIRI	Norway	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	9/28/2007
ADIRI	Colombia	Adiri,1nc.	Registered	070011 44	1/5/2007	338546	8/30/2007
ADIR1	Norway	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	9/28/2007
ADIRI	Chile	Adiri, Inc.	Registered	757486	1/4/2007	799,769	10/29/2007
ADIRI	United States	Adiri, Inc.	Registered	78/980,496	7/7/2006	3,518,525	10/14/2008
ADIRI NATURAL NURSER	United States	Adiri, Inc.	Registered	78/980,507	7/7/2006	3,518,529	10/14/2008
NATURAL NURSER	United States	Adiri, Inc.	Registered	78/980,506	7/7/2006	3,518,528	10/14/2008
ADIRI	Chile	Adiri, Inc.	Registered	757486	1/4/2007	799,769	10/29/2007
ADIRI	Chile	Adiri, Inc.	Registered	757486	1/4/2007	799,769	10/29/2007
ADIRI ( LG: Simplified and Traditional Chinese series mark)	Hong Kong	Adiri, Inc.	Registered	301239390	11/13/2008	301239390	11/13/2008
ADIRI	Chile	Adiri, Inc.	Registered	757486	1/4/2007	799,769	10/29/2007
ADIRI	Colombia	Adiri, Inc.	Registered	07001144	1/5/2007	338546	8/30/2007
ADIRI	Colombia	Adiri, Inc.	Registered	07001144	1/5/2007	338546	8/30/2007
ADIRI	Norway	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	9/28/2007
ADIRI	Norway	Adiri, Inc.	Registered - IR	913842	1/5/2007	913842	9/28/2007
ADIRI	United States	Adiri, Inc.	Registered	78/980,496	7/7/2006	3,518,525	10/14/2008
ADIRI NATURAL NURSER	United States	Adiri, Inc.	Registered	78/980,507	7/7/2006	3,518,529	10/14/2008
NATURAL NURSER	United States	Adiri, Inc.	Registered	78/980,506	7/7/2006	3,518,528	10/14/2008
ADIRI (LGI Simplified and mark ) Traditional Chinese series	Hong Kong	Adiri, Inc.	Registered	301239390	11/13/2008	301239390	1 l /13/2008
ADIRI	United States	Adiri, Inc.	Registered	78/980,496	7/7/2006	3,518,525	10/14/2008
ADIRI NATURAL NURSER	United States	Adiri, Inc.	Registered	78/980,507	7/7/2006	3,518,529	10/14/2008
NATURAL NURSER	United States	Adiri, Inc.	Registered	78/980,506	7/7/2006	3,518,528	10/14/2008
ADIRI (LG: Simplified and Traditional Chinese series mark)	Hong Kong	Adiri, Inc.	Registered	301239390	11/13/2008	301239390	11/13/2008
ADIRI	United States	Adiri, Inc.	Registered	78/980,496	7/7/2006	3,518,525	10/14/2008
ADIRI NATURAL NURSER	United States	Adiri, Inc.	Registered	78/980,507	7/7/2006	3,518,529	10/14/2008
NATURAL NURSER	United States	Adiri, Inc.	Registered	78/980,506	7/7/2006	3,518,528	10/14/2008

ADIRI (LG: Simplified and Traditional Chinese series mark)	Hong Kong	Adiri, Inc.	Registered	301239390	11/13/2008	301239390	11/13/2008
ADIRI	United States	Adiri, Inc.	Registered	78/980,496	7/7/2006	3,518,525	10/14/2008
ADIRI	United States	Adiri, Inc.	Registered	78/980,496	7/7/2006	3,518,525	10/14/2008
ADIRI NATURAL NURSER	United States	Adiri, Inc.	Registered	78/980,507	7/7/2006	3,518,529	10/14/2008
ADIRI NATURAL NURSER	United States	Adiri, Inc.	Registered	78/980,507	7/7/2006	3,518,529	10/14/2008
NATURAL NURSER	United States	Adiri, Inc.	Registered	78/980,506	7/7/2006	3.518,528	10/14/2008
NATURAL NURSER	United States	Adiri, Inc.	Registered	78/980,506	7/7/2006	3,518,528	10/14/2008
ADIRI (LG: Simplified and Traditional Chinese series mark)	Hong Kong	Adiri, Inc.	Registered	301239390	11/13/2008	301239390	11/13/2008
ADIRI	United States	Adiri, Inc.	Registered	78/980,496	7/7/2006	3,513,525	10/14/2008
ADIRI NATURAL NURSER	United States	Adiri, Inc.	Registered	78/980,507	7/7/2006	3,513,529	10/14/2008
NATURAL NURSER	United States	Adiri, Inc.	Registered	78/980,506	7/7/2006	3,513,528	10/14/2008
ADIRI (L6: Simplified and Traditional Chinese series mark )	Hong Kong	Adiri, Inc.	Registered	301239390	11/13/2008	301239390	11/13/2008
ADIRI	United States	Adiri, Inc.	Registered	78/980,496	7/7/2006	3,518,525	10/14/2008
ADIRI	United States	Adiri, Inc.	Registered	78/980,496	7/7/2006	3,518,525	10/14/2008
ADIRI NATURAL NURSER	United States	Adiri, Inc.	Registered	78/980,507	7/7/2006	3,518,529	10/14/2008
ADIRI NATURAL NURSER	United States	Adiri, Inc.	Registered	78/980,507	7/7/2006	3,518,529	10/14/2008
NATURAL NURSER	United States	Adiri, Inc.	Registered	78/980,506	7/7/2006	3,518,528	10/14/2008
NATURAL NURSER	United States	Adiri, Inc.	Registered	78/980,506	7/7/2006	3,518,528	10/14/2008
ADIRI (LG: Simplified and Traditional Chinese series mark)	Hong Kong	Adiri, Inc.	Registered	301239390	11/13/2008	301239390	11/13/2008

SCHEDULE “B”

DEBT OBLIGATIONS BEING ACQUIRED

1.           $14,605.65 Howery LLP (patent attorneys)
2.           $12,638.00 PlastiPure Inc. (resin purchase)

B-1